Exhibit 10.17

AMENDMENT NO. 2 to

EMPLOYMENT AGREEMENT

This AMENDMENT NO. 2, dated as of December 6, 2006 (the “Amendment No. 2”) to the EMPLOYMENT AGREEMENT is by and between InterDent, Inc., a Delaware corporation (the “Company”), and Ivar S. Chhina (the “Executive”).

WHEREAS, the Company and the Executive are parties to that certain Employment Agreement, effective as of October 9, 2003 (the “Employment Agreement”);

WHEREAS, the Employment Agreement currently provides that its term extends through December 31, 2006; and

WHEREAS, it is desired to extend the term of the Employment Agreement until December 31, 2008;

NOW, THEREFORE, the Company and the Executive hereby agree as follows:

1.  The first paragraph of Section 1 is amended by replacing the words “December 31, 2006” with “December 31, 2008.”

2.  Section 2 is amended by replacing the words “December 31, 2006” with “December 31, 2008.”

3. Section 20 is amended by replacing the words “O’Melveny & Myers LLP, 400 South Hope Street” with the words “Pearl Meyer & Partners, 633 W. Fifth Street, 52nd Floor.”

4. Counterparts.  This Amendment No. 2 may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall be considered one and the same agreement.

IN WITNESS WHEREOF, the parties have executed this Amendment No. 2 as of the date first above written.

INTERDENT, INC.
By:	/s/ Robert Hill
Name:	Robert Hill
Title:	CFO

EXECUTIVE
/s/ Ivar S. Chhina
Ivar S. Chhina